Exhibit 99.2

197102 Southport Acquisition Corporation Proxy Card Warrant Rev3 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2025

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SOUTHPORT ACQUISITION CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on XXXX XX, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: **https://www.cstproxy.com/southportacquisition/whm2025**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your votes like this **X**

(1) **The Warrant Amendment Proposal** — to consider and vote upon a proposal to amend the Warrant Agreement, dated as of December 9, 2021 (the "Warrant Agreement"), between Southport Acquisition Corporation ("SAC") and Continental Stock Transfer & Trust Company, as warrant agent, in the form attached to the accompanying joint proxy statement/prospectus as Annex G, to provide that, as contemplated by the Agreement and Plan of Merger, dated as of September 11, 2024, by and among SAC, Sigma Merger Sub, Inc. and Angel Studios, Inc., (as amended, the "Merger Agreement"), immediately prior to the closing of the business combination pursuant to the Merger Agreement, each of the issued and outstanding SAC public warrants automatically will convert into 0.1 newly issued share of SAC Class A common stock, with any fractional entitlement being rounded down (the "Warrant Amendment Proposal"); and

FOR ☐ AGAINST ☐ ABSTAIN ☐

(2) **The Warrantholders Meeting Adjournment Proposal** — to consider and vote upon a proposal to approve the adjournment of the special meeting of holders of SAC public warrants to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Warrant Amendment Proposal.

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2025.**

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2025  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SOUTHPORT ACQUISITION CORPORATION The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Joint Proxy Statement/Prospectus, dated XXXX XX, 2025, in connection with the special meeting of warrantholders (the “Warrantholders Meeting”) of Southport Acquisition Corporation to be held at XXXXXXX a.m./ p.m. Eastern Time on XXXX XX, 2025, via a virtual meeting at https://www.cstproxy.com/southportacquisition/ whm2025, and hereby appoints Jeb Spencer, as the attorney and proxy of the undersigned, with power of substitution, to vote all warrants of Southport Acquisition Corporation registered in the name provided, which the undersigned is entitled to vote at the Warrantholders Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying joint proxy statement/prospectus. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS NO. 1 AND 2. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS NO. 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side) 197102 Southport Acquisition Corporation Proxy Card Warrant Rev3 - Back Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Warrantholders of Southport Acquisition Corporation to be held on XXXX XX, 2025 To view the Joint Proxy Statement/Prospectus and to Attend the Special Meeting, please go to: https://www.cstproxy.com/southportacquisition/whm2025